Employee benefit plans - Amounts in Accumulated other comprehensive income, pre-tax, expected to be recognized as components of net periodic benefit cost over next fiscal year (Detail) ¥ in Millions	Mar. 31, 2023 JPY (¥)
Employee Benefit Plans [Abstract]
Net actuarial loss	¥ 2,805
Net prior service cost	(1,665)
Total	¥ 1,140